                                                      Total Number of Pages -- 4
                                                  Index to Exhibits at Page -- 4

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 PETS.COM, INC.
             (Exact name of registrant as specified in its charter)

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
DELAWARE                                                     95-4730753
(State of incorporation or organization)                     (IRS Employer
                                                             Identification No.)

435 BRANNAN STREET, SUITE 100
SAN FRANCISCO, CA                                            94107
(Address of principal executive offices)                     (Zip Code)

If this form relates to the registration      If this form relates to the registration
of a class of securities pursuant to          of a class of securities pursuant to
Section 12(b) of the Exchange Act and is      Section 12(g) of the Exchange Act and is
effective pursuant to General Instruction     effective pursuant to General Instruction
A.(c), check the following box. [ ]           A.(d), check the following box. [X]


 Securities Act registration statement file number to which this form relates:
                           333-92433 (if applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
to be so registered                               each class is to be registered
-------------------                               ------------------------------
       None                                                    None

        Securities to be registered pursuant to Section 12(g) of the Act:

                        COMMON STOCK, PAR VALUE $0.00125
                        --------------------------------
                                (Title of Class)

Item 1. Description of Registrant's Securities to be Registered

     Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-92433) (the "Form S-1 Registration Statement"), which was originally filed with the Securities and Exchange Commission by the Registrant on December 9, 1999 and subsequently amended on January 21, 2000 and February __, 2000.

Item 2. Exhibits

     The following exhibits are filed as a part of this Registration Statement:

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
     1. Specimen certificate for Registrant's Common Stock -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

     2.1 Fifth Amended and Restated Articles of Incorporation, as currently in effect --incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

     2.2 Form of First Amended and Restated Certificate of Incorporation to in effect immediately prior to the closing of the offering for which the Registrant is seeking registration on the Form S-1 Registration Statement -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

     2.3 Bylaws, as amended, as currently in effect -- incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

     2.4 Form of Bylaws to be in effect immediately prior to the closing of the offering for which the Registrant is seeking registration on the Form S-1 Registrant Statement --incorporated herein by reference to Exhibit
          3.4 to the Form S-1 Registration Statement.

     2.5 Amended and Restated Investor's Rights Agreement dated January 18, 2000 between the Registrant and certain holders of the Registrant's securities -- incorporated herein by reference to Exhibit 10.24 to the Form S-1 Registration Statement.
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

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date: February __, 2000                      PETS.COM, INC.


                                             By: /s/ Christopher E. Deyo
                                                ------------------------------
                                                Christopher E. Deyo, President


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


                               INDEX TO EXHIBITS

                                                                    Sequentially
Exhibit No.                             Description                 Numbered page
-----------                             -----------                 -------------

   1.     Specimen certificate for Registrant's Common Stock --     Incorporated
          incorporated herein by reference to Exhibit 4.1 to the    by reference
          Form S-1 Registration Statement.

   2.1    Fifth Amended and Restated Articles of Incorporation,     Incorporated
          as currently in effect -- incorporated herein by          by reference
          reference to Exhibit 3.1 to the Form S-1 Registration
          Statement.

   2.2    Form of First Amended and Restated Certificate of         Incorporated
          Incorporation to in effect immediately prior to the       by reference
          closing of the offering for which the Registrant is
          seeking registration on the Form S-1 Registration
          Statement -- incorporated herein by reference to
          Exhibit 3.2 to the Form S-1 Registration Statement.

   2.3    Bylaws, as amended, as currently in effect --             Incorporated
          incorporated herein by reference to Exhibit 3.3 to the    by reference
          Form S-1 Registration Statement.

   2.4    Form of Bylaws to be in effect immediately prior to       Incorporated
          the closing of the offering for which the Registrant      by reference
          is seeking registration on the Form S-1 Registrant
          Statement -- incorporated herein by reference to
          Exhibit 3.4 to the Form S-1 Registration Statement.

   2.5    Amended and Restated Investor's Rights Agreement dated    Incorporated
          January 18, 2000 between the Registrant and certain       by reference
          holders of the Registrant's securities -- incorporated
          herein by reference to Exhibit 10.24 to the Form S-1
          Registration Statement.


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